UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 29, 2015

PhotoMedex, Inc.

(Exact Name of Registrant Specified in Charter)

Nevada	0-11635	59-2058100
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification Number)

100 Lakeside Drive, Suite 100 Horsham, Pennsylvania	19044
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   215-619-3600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On October 29, 2015, PhotoMedex, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”).  The matters voted upon were:

(1)           the election of six director nominees to the Company’s board of directors to serve until the next annual meeting of the Company’s stockholders or until their successors are elected and qualify, subject to their prior death, resignation or removal;

(2)           the approval of an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split of the shares of its common stock at an exchange ratio of not less than 1-for-2 and not more than 1-for-5 and the authorization of the Company’s Board of Directors, in its discretion, to implement such a reverse stock split at an exchange ratio within this range and to do so at any time prior to the 2016 annual meeting of stockholders by filing an amendment to the Company’s Certificate of Incorporation; and

(3)           the ratification of the appointment of Fahn Kanne & Co. Grant Thornton Israel (“Grant Thornton Israel”) to serve as the Company’s independent registered public accounting firm for the year to be ended December 31, 2015.

The results of the voting for each proposal were as follows:

(1) Each of the director nominees to the Company’s board of directors was elected:

Nominees	Votes For	Votes Withheld

Lewis C. Pell	6,755,823	832,362

Dr. Yoav Ben-Dror	6,438,063	1,150,122
Dr. Dolev Rafaeli	6,907,269	680,916
Dennis M. McGrath	7,022,003	566,182

Stephen P. Connelly	6,728,562	859,623
Dr. Dan Amiram	7,431,507	156,678

There were 7,257,547 broker non-votes for this proposal.

(3) The amendment to the Company’s Certificate of Incorporation to effect a reverse stock split of the shares of its common stock at an exchange ratio of not less than 1-for-2 and not more than 1-for-5 and the authorization of the Company’s Board of Directors, in its discretion, to implement such a reverse stock split at an exchange ratio within this range and to do so at any time prior to the 2016 annual meeting of stockholders by filing an amendment to the Company’s Certificate of Incorporation, was approved:

Votes For	Votes Against	Abstain

14,421,096	421,842	2,794

(3) The proposal to ratify the appointment of Fahn Kanne & Co. Grant Thornton Israel (“Grant Thornton Israel”) to serve as the Company’s independent registered public accounting firm for the year to be ended December 31, 2015 was approved:

Votes For	Votes Against	Abstain

14,334,084	494,621	17,027

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

PHOTOMEDEX, INC.

Date: October 30, 2015	By: /s/ Dolev Rafaeli
Dolev Rafaeli Chief Executive Officer